NUMBER

C

PRWT™ SERVICES, INC.

SHARES

COMMON STOCK

PRWT SERVICES, INC.

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 693586 10 9

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

PRWT SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and any future amendments thereto, to all of which the holder hereof by acceptance of this certificate hereby assents.

This certificate is not valid until manually countersigned and registered by the Transfer Agent and Registrar of the Corporation.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRWT SERVICES, INC. CORPORATE SEAL 1988 PENNSYLVANIA

EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

PRWT SERVICES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE AUTHORIZED CAPITAL STOCK AND OF ALL DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF THE CAPITAL STOCK AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SHARES OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________________ *Shares*
represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________ *Attorney*
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

____
(SIGNATURE)

Signature(s) Guaranteed:

By______________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.